Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Swift Transportation Co., Inc.:

We consent to the use of our reports incorporated herein by reference and in the registration statement on Form S-8.


                                             /s/ KPMG LLP

Phoenix, Arizona
January 11, 2001